EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
26-Feb-07                                                                                                                  28-Feb-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2004-A                                           Period #
26-Mar-07                                         ------------------------------                                                  34

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Balances
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                                                                               Initial        Period End
     Receivables                                                        $1,500,120,934      $236,743,644
     Reserve Account                                                        $9,683,915        $7,449,165
     Yield Supplement Overcollateralization                                $10,287,158        $1,309,437
     Class A-1 Notes                                                      $313,000,000                $0
     Class A-2 Notes                                                      $417,000,000                $0
     Class A-3 Notes                                                      $470,000,000                $0
     Class A-4 Notes                                                      $256,312,000      $201,912,431
     Class B Notes                                                         $33,521,000       $33,521,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $255,290,783
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                 $13,444,431
           Receipts of Pre-Paid Principal                                   $4,794,480
           Liquidation Proceeds                                               $150,938
           Principal Balance Allocable to Gross Charge-offs                   $157,289
        Total Receipts of Principal                                        $18,547,138

        Interest Distribution Amount
           Receipts of Interest                                             $1,003,594
           Servicer Advances                                                   $61,341
           Reimbursement of Previous Servicer Advances                              $0
           Accrued Interest on Purchased Receivables                                $0
           Recoveries                                                          $41,664
           Net Investment Earnings                                             $27,842
        Total Receipts of Interest                                          $1,134,441

        Release from Reserve Account                                                $0

     Total Distribution Amount                                             $19,524,291

     Ending Receivables Outstanding                                       $236,743,644

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                  $423,724
     Current Period Servicer Advance                                           $61,341
     Current Reimbursement of Previous Servicer Advance                             $0
     Ending Period Unreimbursed Previous Servicer Advances                    $485,065

Collection Account
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     Deposits to Collection Account                                        $19,524,291
     Withdrawals from Collection Account
        Servicing Fees                                                        $212,742
        Class A Noteholder Interest Distribution                              $609,549
        First Priority Principal Distribution                                       $0
        Class B Noteholder Interest Distribution                               $98,328
        Regular Principal Distribution                                     $18,406,444
        Reserve Account Deposit                                                $28,208
        Unpaid Trustee Fees                                                         $0
        Excess Funds Released to Depositor                                    $169,019
     Total Distributions from Collection Account                           $19,524,291

Excess Funds Released to the Depositor
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        Release from Reserve Account                                                $0
        Release from Collection Account                                       $169,019
     Total Excess Funds Released to the Depositor                             $169,019

Note Distribution Account
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     Amount Deposited from the Collection Account                          $19,114,321
     Amount Deposited from the Reserve Account                                      $0
     Amount Paid to Noteholders                                            $19,114,321

Distributions
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     Monthly Principal Distributable Amount                            Current Payment    Ending Balance      Per $1,000     Factor
     Class A-1 Notes                                                                $0                $0           $0.00      0.00%
     Class A-2 Notes                                                                $0                $0           $0.00      0.00%
     Class A-3 Notes                                                                $0                $0           $0.00      0.00%
     Class A-4 Notes                                                       $18,406,444      $201,912,431          $71.81     78.78%
     Class B Notes                                                                  $0       $33,521,000           $0.00    100.00%

     Interest Distributable Amount                                     Current Payment        Per $1,000
     Class A-1 Notes                                                                $0             $0.00
     Class A-2 Notes                                                                $0             $0.00
     Class A-3 Notes                                                                $0             $0.00
     Class A-4 Notes                                                          $609,549             $2.38
     Class B Notes                                                             $98,328             $2.93



Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-2 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-3 Interest Carryover Shortfall                                         $0                $0              $0
     Class A-4 Interest Carryover Shortfall                                         $0                $0              $0
     Class B Interest Carryover Shortfall                                           $0                $0              $0


Receivables Data
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                                                                      Beginning Period     Ending Period
     Number of Contracts                                                        28,592            27,798
     Weighted Average Remaining Term                                             19.68             18.87
     Weighted Average Annual Percentage Rate                                     4.61%             4.61%

     Delinquencies Aging Profile End of Period                           Dollar Amount        Percentage
        Current                                                           $212,127,652            89.60%
        1-29 days                                                          $18,996,602             8.02%
        30-59 days                                                          $3,755,858             1.59%
        60-89 days                                                            $949,905             0.40%
        90-119 days                                                           $262,697             0.11%
        120-149 days                                                          $650,930             0.27%
        Total                                                             $236,743,644           100.00%
        Delinquent Receivables +30 days past due                            $5,619,390             2.37%


     Write-offs
        Gross Principal Write-Offs for Current Period                         $157,289
        Recoveries for Current Period                                          $41,664
        Net Write-Offs for Current Period                                     $115,625

        Cumulative Realized Losses                                          $7,174,756


     Repossessions                                                       Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                      $577,185                42
        Ending Period Repossessed Receivables Balance                         $449,307                34
        Principal Balance of 90+ Day Repossessed Vehicles                      $97,048                 7



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                       $1,450,131
     Beginning Period Amount                                                $1,450,131
     Ending Period Required Amount                                          $1,309,437
     Current Period Release                                                   $140,694
     Ending Period Amount                                                   $1,309,437
     Next Distribution Date Required Amount                                 $1,176,593

Reserve Account
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     Beginning Period Required Amount                                       $7,449,165
     Beginning Period Amount                                                $7,420,957
     Net Investment Earnings                                                   $27,842
     Current Period Deposit                                                    $28,208
     Current Period Release to Collection Account                                   $0
     Current Period Release to Depositor                                            $0
     Ending Period Required Amount                                          $7,449,165
     Ending Period Amount                                                   $7,449,165
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